UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2024

AZITRA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41705	46-4478536
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21 Business Park Drive

Branford, CT 06405

(Address of principal executive offices)(Zip Code)

(203) 646-6446

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock: Par value $0.0001	AZTR	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On November 20, 2024, Azitra, Inc. held its 2024 Annual Meeting of Stockholders, for the purposes of:

●	Electing four (4) directors, each to serve until our 2025 Annual Meeting of Stockholders;

●	Approving an amendment to our 2023 Stock Incentive Plan (“Plan”) to increase the number of shares reserved under the Plan by 1,144,401 shares;

●	Approving an amendment to the Plan for the adoption of an evergreen provision to the Plan providing for an automatic annual increase in the shares of common stock available for issuance under the Plan over the next 10 years; and

●	Ratifying the appointment of Grassi & Co., CPAs, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

All of the persons nominated to serve on our board of directors, namely Francisco D. Salva, Travis Whitfill, Barbara Ryan and John Schroer, were elected to our board of directors, with shares voted as follows:

Name	For	Withheld	Broker Non-Votes
Francisco D. Salva	833,171	144,978	2,109,402
Travis Whitfill	833,791	144,358	2,109,402
Barbara Ryan	849,891	128,258	2,109,402
John Schroer	850,311	127,838	2,109,402

In addition, our shareholders approved an amendment to the Plan to increase the number of shares reserved under the Plan by 1,144,401 shares, with shares voted as follows:

For	663,277
Against	291,773
Abstain	23,099

There were 2,109,402 broker non-votes on the approval the above amendment to our Plan.

In addition, our shareholders approved an amendment to the Plan for the adoption of an evergreen provision to the Plan providing for an automatic annual increase in the shares of common stock available for issuance under the Plan over the next 10 years, with shares voted as follows:

For	751,718
Against	191,413
Abstain	35,017

There were 2,109,402 broker non-votes on the approval the amendment to our 2021 Stock Incentive Plan.

In addition, our shareholders ratified the appointment of Grassi & Co., CPAs, P.C as our independent registered public accounting firm for the fiscal year ending December 31, 2024, with shares voted as follows:

For	2,921,438
Against	111,636
Abstain	54,476

There were no broker non-votes on the ratification of our independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AZITRA, INC.

Dated: November 26, 2024	/s/ Francisco D. Salva
Francisco D. Salva
Chief Executive Officer